JDS Uniphase

Certain statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1934.

“Forward-looking” statements are all statements made by us, other than those dealing specifically with historical matters and any statements we make about the conduct of our business or finances up to this moment. All other statements made by us are forward-looking statements which include any information provided on future business operations and guidance regarding our future financial performance.

Actual results might differ materially from those projected in the forward-looking statements. Factors that could cause actual results to materially differ from those in the forward-looking statements are discussed in the Company’s Securities and Exchange Commission filings.

JDS Uniphase

Unbridled Optimism



Unbridled Optimism



2000

JDS Uniphase

Deep Pessimism



Deep Pessimism



2001

JDS Uniphase

Realistic Optimism



JDS Uniphase

Realistic Optimism



2002

JDS Uniphase

How are Carriers Responding?

- Consolidation
- Incremental channel additions
- Changing economics with new technologies

Incremental Channel Additions


10 Gb/s Tx/Rx


10 Gb/s MSA Transponder
SR/IR/LR TDM & DWDM


10 Gb/s Small Form
Factor MSA Transponder


10 Gb/s 4-Channel
Tunable Transponder

OC-48 → **OC-192**

OC-48 MSA Discrete Modules


2.5Gb/s TDM Tx


2.5Gb/s DWDM Tx


2.5Gb/s APD Rx

OC-48 MSA Transponders


2.5Gb/s TDM XPDR


2.5Gb/s DWDM XPDR


10 Gb/s LR 1/4 Band
Tunable Transponder

JDS Uniphase

Changing Economics with New Technologies


$/Gbps/km
Reducing the cost / managed bit / km
Deploying services more rapidly
Increasing productivity
Enabling value added services
Cost
Capacity

JDS Uniphase

Ultra-Longhaul Systems


Regenerator
Regenerator
Regenerator

JDS Uniphase

40G Systems


10Gb/s

10 Gb/s Systems

40G Systems

40 Gb/s Systems


40Gb/s

Simplified Networks

- Fewer wavelengths to manage
- Reduced office congestion
- Improved reliability - fewer points of failure
- Reduced cost and complexity

JDS Uniphase

40 Gb/s Transceiver



40G Data Source
40G Driver
+13 dBm CW Laser
LiNbO3 MZM
PIN Receiver
40Gb Transponder
Analyzer
40 km SMF
EDFA
Intermediate Reach Link
Before
Tunable Chromatic Dispersion Controller
Chirped FBG
After
40 km of Fiber
PMD
Electrical
Optical

JDS Uniphase

Chromatic Dispersion is a Huge Challenge at 40Gb/s



Distance Limit
1200
1000
800
600
400
200
0
Km
1000
75
4
2.5
10
40
Gb/s

JDS Uniphase

Tunable Dispersion Compensation


EDFA
Broadband Dispersion Compensation
Tunable Dispersion Compensator
SOA Preamp
Rx
Tunable Dispersion Compensator
EDFA Preamp
Rx

40 Gb/s Transceiver

Measured Eye Diagrams: 40 km


(Acq Limit Test) Waveforms: 1000

40 km Uncompensated



40 km Compensated (CDC Only)

JDS Uniphase

Polarization Mode Dispersion Compensation



Polarization Controller

The figure to the right illustrates the effect of PMD on optical pulses. The dashed pulse is launched into a fiber. The blue pulse has traveled through the fiber and become distorted by PMD. The red pulse has been reconstructed by the PMD compensator.

The corresponding eye diagrams are shown below.


Optical Pulses
optical power
time

Eye Diagram WITHOUT PMD Compensation



Eye Diagram WITH PMD Compensation



JDS Uniphase

More Rapid Deployment of Services


New Customer
New Customer
New Customer
Service Provider

Wavelength Switch System Applications

Dynamic Mesh on Optical Rings



Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch

- Full or partial mesh - any wavelength to any other node
- All nodes identical, easy planning
- Fast remote bandwidth upgrades
- Rapid setup / tear down of bandwidth for changing traffic patterns

JDS Uniphase

Wavelength Switch System Applications

All Optical Ring Interconnect


Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch

- Eliminate regenerators and OXC between rings
- Allows easy transition to Mesh on existing ring fiber base

Scalable Wavelength Crossconnect

Using 4x4 Switches



Network Control

JDS Uniphase

Scalable Wavelength Crossconnect

Using 4x4 Switches



JDS Uniphase

Scalable Wavelength Crossconnect

Using 4x4 Switches



4x4 WS
4x4 WS

JDS Uniphase

Intelligent Amplifiers Balance Gain Automatically


WDM
EDFA
DYNAMIC GAIN EQUALIZATION
EDFA
RAMAN PUMP SOURCE
WAVELENGTH MONITOR

- Lower noise amplification
- Increased reach
- Responds to system dynamics

JDS Uniphase

Dynamic Gain Equalizer

- Provides controlled attenuation across the C or L band to compensate for power imbalance in optical fiber links
- Attenuation range: >10dB



JDS Uniphase
DGE-B-C
Dynamic Gain Equalizer

Input



Power
1
0.8
0.6
0.4
0.2
0
1
4
7
10
13
16
19
22
25
28
31
Channel

Output



Power
1
0.8
0.6
0.4
0.2
0
1
4
7
10
13
16
19
22
25
28
31
Channel

Content and Demand Drive Long-Term Growth


PLACEWARE
STAR WARS
comedy
PAPA NOGOOD



JDS Uniphase

Traffic Continues to Grow



Historical and Forecasted Traffic Growth
TB/Month
10,000,000,000
1,000,000,000
100,000,000
10,000,000
1,000,000
100,000
10,000
1,000
100
10
1
1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
Data

Source: FCC, Dell Oro, AT&T Research, RHK, Merrill Lynch Research

JDS Uniphase

Business Bandwidth Use Growing Today ...


λ_1 Video
λ_2 Data Services
λ_3 Video
λ_4 Data Services
ONU
Hub
CUSTOMERS
INFORMATION TECHNOLOGY
ENGINEERING

JDS Uniphase

Business Bandwidth Use Growing Today ...



Local end users
(LAN)
Ethernet Switch
Server(s) with fibre channel adapters
Fibre channel storage director
Router
Fibre channel switch
SAN gateway
DWDM system
Fibre channel hubs
Storage devices
(SAN)

JDS Uniphase

Expanding Product Portfolio


JDS Uniphase

GBIC



SFF


21P6202900000
JDS Uniphase

10 Gigabit Ethernet

JDS Uniphase

Bandwidth Demand



If 2.5% of businesses adopt Gig E by 2005 ...

... 50% of top 22 routes out of fiber

JDS Uniphase

Bandwidth Demand



If 5% of businesses adopt Gig E by 2005 ...

... Only two routes have capacity by 2005

JDS Uniphase

... And Will Grow Even More in the Future



λ_1 Entertainment
λ_2 Data Services
ONU
Hub
CHILD'S ROOM
HOME OFFICE
FAMILY ROOM

JDS Uniphase

Broadband Household Penetration, 2000

US	5%
Hong Kong	8%
Canada	8%
Singapore	11%
Korea	30%



JDS Uniphase

The Internet Today—
A Crude Version of the Future





JDS Uniphase

Chicken or the Egg...

Bandwidth-Intensive Applications


STAR WARS
comedy
PAPA NOGOOD

Broadband Deployment



Bandwidth Demand



If a new bandwidth application draws 1.5M concurrent users by 2005 ...

...10 routes completely out of fiber

Napster drew nearly 60M users

JDS Uniphase

New Infrastructures Open Up New Worlds


UNION PACIFIC
CHICAGO & ALTON RAILROAD LINES.
Chicago & Kansas City Line.
Chicago & St. Louis Line.
St. Louis & Kansas City Line.

JDS Uniphase

A Truly End-to-End Network


Access/CATV
Metro
Long Haul
Enterprise
Submarine
Ultra-
Long Haul

JDS Uniphase

Global Realignment Program

Re-engineering JDS Uniphase


Closing and Consolidating Operations
45
40
35
30
25
20
15
10
5
0
41
30
24
4/2001
9/2001
12/2001

JDS Uniphase

Re-engineering JDS Uniphase


6.3 million square feet

JDS Uniphase

Re-engineering JDS Uniphase


4.4 million square feet

JDS Uniphase

Re-engineering JDS Uniphase

Reducing Global Workforce

- February, 2001—29,000 employees
- June, 2001—20,000 employees
- January, 2002—11,000 employees


35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
February
June
January

JDS Uniphase

Global Realignment Program

($Millions)	Incurred thru 2Q02	To Come	Total
Costs	850	50-100	900-950
Annual Savings Rate	800	100	900

Expanding Low-Cost Manufacturing



- 320,000 sq.ft. facility in Shenzhen, China
- ISO 9001 certified
- Oracle ERP platform

JDS Uniphase and Adept Alliance


adept

Modular Design Approach to Manufacturing



Sample Project: Amplifiers
GBLK
TDC
GBLK
OPM
Controller



GAIN BLOCKS
DYNAMIC GAIN EQUALIZERS
OPTICAL PERFORMANCE MONITORS
TUNABLE DISPERSION COMPENSATORS

JDS Uniphase

Leveraging IT Investments


Customer Service
Supply Chain Management
Finance
Order Management
San Jose, CA
Santa Rosa, CA
Hartford, CT
Norwood, MA
Melbourne, FL
Research Triangle Park, NC
West Trenton, NJ
Columbus, OH
Horsham, PA
Sydney, Australia
Ottawa, Canada
Toronto, Canada
ou, China
nenzen, China
Torquay, England
Waghausel-Kirrlac, Germany
Eindhoven, The Netherlands

JDS Uniphase

Renewed Focus on Operational Excellence


Business Unit Focus
Demand Scheduling
Mfg Planning
Production
Shipping
Global Common Processes
Quotation
Order Entry
Billing

Sized to Respond

- Sized to break-even below $350M in quarterly sales
- 55% marginal profitability on sales increases

Significant Improvement in Operating Leverage









JDS Uniphase

Carrier Capital Spending

- Down from 2001
- Some analysts predicting Q1 2002 trough
- Implies sequential growth later in 2002

JDS Uniphase

How Will Our Business Recover?

- Initial capital spending increases absorbed by inventories
- Gradual transfer of business turn to component and module suppliers
  - System supplier conservatism
  - Metro and enterprise healthier initially
  - Some customers will need some parts
  - Growing impact of new products
- Potential for initially slow or bumpy sales patterns
- Over time, expansion follows capital spending patterns
- Markets return to growth

Sales



Pro-Forma including SDL sales for Dec '00 and Mar '01
1,200
1,000
800
600
400
200
0
$Millions
Dec
Mar
June
Sept
Dec
Mar
June
'00
'01
'02

JDS Uniphase

Cash



$2,000
$1,500
$1,000
$500
$0.0
$Millions
Q2 FY01
Q3 FY01[1]
Q4 FY01
Q1 FY02
Q2 FY02

JDS Uniphase

End-to-End Product Portfolio


JDS Uniphase

A Truly End-to-End Network


Access/CATV
Metro
Long Haul
Enterprise
Submarine
Ultra-
Long Haul
JDS Uniphase

Value Proposition to Customers


Product
Breadth
Financial
Strength
Operational
Excellence

JDS Uniphase